SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): April 21, 2004

ALLIANCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-15366 (Commission File Number)	16-1276885 (I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York (Address of Principal Executive Offices)		13202 (Zip code)

(315) 475-4478 (Registrant’s Telephone Number, Including Area Code) ———————————————————————————— (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release of Alliance Financial Corporation dated April 21, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On April 21, 2004, Alliance Financial Corporation issued an earnings release announcing its financial results for the first quarter ended March 31, 2004. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION
Date: April 21, 2004	By: /s/ David P. Kershaw —————————————— Executive Vice President and Chief Financial Officer